FOR IMMEDIATE RELEASE

Contact: Carol DiRaimo, Vice President of Investor Relations
         (913) 967-4109

           Applebee's International Reports First Quarter 2007 Results

OVERLAND PARK, KAN., May 2, 2007 -- Applebee's International, Inc. (Nasdaq:APPB) today reported net earnings of $9.5 million, or $0.13 per diluted share, for the first quarter ended April 1, 2007. Excluding discontinued operations, impairment and other restaurant closure costs, and strategic alternative expenses totaling $17.6 million after-tax or approximately $0.23 per share, net earnings were $27.1 million, or $0.36 per diluted share, for the first quarter of 2007. A reconciliation of non-GAAP measurements to GAAP results is attached to this release.

In March 2007, the company announced the decision to close 24 underperforming restaurants in 11 states. In the first quarter of 2007, 19 of these restaurants were closed. The company believes that four of the closed restaurants will have significant sales transfer to other existing restaurants, and in accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," the results of operations, impairment charges and lease obligations related to these four restaurants have been included in continuing operations. In addition, the write-down of the carrying value of the five restaurants which have yet to be closed are included in impairment charges and other restaurant closure costs in the accompanying consolidated statement of earnings. The results of operations, impairment charges and lease obligations for the remaining 15 closed restaurants are included in discontinued operations in the accompanying consolidated statements of earnings for the first quarter of 2007 and 2006.

System-wide  domestic  comparable  sales for the first quarter of 2007 decreased
4.0 percent. Company and domestic franchise restaurant comparable sales decreased 4.5 percent and 3.9 percent, respectively, for the quarter. The negative impact of more severe winter weather this year on first quarter system-wide comparable sales is estimated to be approximately 0.5 to 1.0 percent, with company restaurants affected by approximately 1.0 to 1.5 percent and franchise restaurants affected by approximately 0.5 percent.

                                    - more -

May 2, 2007
Page 2


The company also reported comparable sales for the March fiscal period, comprised of the five weeks ended April 1, 2007. System-wide domestic comparable sales decreased 2.7 percent for the March period. Comparable sales for domestic franchise restaurants decreased 2.5 percent, and comparable sales for company restaurants decreased 3.0 percent, reflecting a decrease in guest traffic of between 2.5 and 3.0 percent, combined with a flat average check. The negative impact of more severe winter weather this year on March system-wide comparable sales is estimated to be between 0.0 and 0.5 percent, with company restaurants affected by between 0.5 and 1.0 percent and franchise restaurants affected by between 0.0 and 0.5 percent.

In addition, the company reported comparable sales for the April fiscal period, comprised of the four weeks ended April 29, 2007. System-wide domestic comparable sales decreased 0.7 percent for the April period, while comparable sales for domestic franchise restaurants decreased 0.6 percent. Comparable sales for company restaurants decreased 0.8 percent, reflecting a decrease in guest traffic of between 2.0 and 2.5 percent, combined with a higher average check.

System-wide domestic comparable sales for the year-to-date period through April have decreased 3.3 percent, with domestic franchise restaurant comparable sales down 3.1 percent and company comparable restaurant sales down 3.7 percent.

Dave Goebel, president and chief executive officer, said, "While the difficult macro environment for casual dining continued in the first quarter, we have started to see signs that our initiatives are beginning to gain some traction. We are particularly pleased with our traffic improvement since launching our Pick `N Pair lunch program in early March. Our key strategic initiatives in 2007 include continued improvement of our food, evolution of our advertising, and a greater emphasis on communicating our value proposition to our guests. These long-term strategies are designed to make Applebee's more relevant to all of our guests with the goal of driving guest traffic and higher average unit volumes through existing restaurants."

Other results for the first quarter ended April 1, 2007 included:

     o Total system-wide sales for the quarter increased by 0.8 percent over the prior year. System-wide sales are a non-GAAP financial measure that includes sales at all company and franchise Applebee's restaurants, as reported by franchisees. The company believes that system-wide sales information is useful in analyzing Applebee's market share and growth, and because franchisees pay royalties and contribute to the national advertising pool based on a percentage of their sales.

                                    - more -

May 2, 2007
Page 3


     o Applebee's ended the quarter with 1,930 restaurants open system-wide (509 company and 1,421 franchise restaurants). During the first quarter of 2007, there were 20 new restaurants opened system-wide, including 7 company and 13 franchised restaurants, and 20 restaurants were closed during the quarter, including 19 company and one franchised restaurant.

     o The company repurchased 41,763 shares of common stock in the first quarter at an average price of $23.93 for an aggregate cost of $1.0 million. As of April 1, 2007, $239.4 million remains available under the company's current stock repurchase authorization.

     o As of April 1, 2007, the company had total debt outstanding of $155.1 million, with $229.2 million available under its revolving credit facility.

A conference call to review the first quarter 2007 results will be held on Thursday morning, May 3, 2007, at 10:00 a.m. Central Time (11:00 a.m. Eastern
Time). The conference call will be broadcast live over the Internet and a replay will be available shortly after the call on the Investors section of the company's website (www.applebees.com).

Applebee's International, Inc., headquartered in Overland Park, Kan., develops, franchises and operates restaurants under the Applebee's Neighborhood Grill & Bar brand, the largest casual dining concept in the world. As of April 29, 2007, there were 1,937 Applebee's restaurants operating system-wide in 49 states, one U.S. territory and 16 international countries. Additional information on Applebee's International can be found at the company's website (www.applebees.com).

                                      # # #

                 APPLEBEE'S INTERNATIONAL, INC. AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                                   (Unaudited)
                    (in thousands, except per share amounts)


                                                                                 13 Weeks Ended
                                                                         --------------------------------
                                                                            April 1,          March 26,
                                                                              2007              2006
                                                                         -------------     --------------
       Operating revenues:
            Company restaurant sales................................       $ 300,108         $  302,326
            Franchise royalties and fees............................          37,059             35,935
            Other franchise income..................................             463                445
                                                                         -------------     --------------
               Total operating revenues.............................         337,630            338,706
                                                                         -------------     --------------
       Cost of company restaurant sales:
            Food and beverage.......................................          79,435             80,735
            Labor...................................................         101,748             98,820
            Direct and occupancy....................................          79,878             76,684
            Pre-opening expense.....................................             921                750
                                                                         -------------     --------------
               Total cost of company restaurant sales...............         261,982            256,989
                                                                         -------------     --------------
       Cost of other franchise income...............................             373                766
       General and administrative expenses..........................          32,775             35,606
       Amortization of intangible assets............................             128                204
       Impairment and other restaurant closure costs................           6,636              1,600
       Loss on disposition of property and equipment................             370                577
                                                                         -------------     --------------
       Operating earnings...........................................          35,366             42,964
                                                                         -------------     --------------
       Other income (expense):
            Investment income ......................................             835                745
            Interest expense........................................          (2,606)            (2,554)
            Other income (expense)..................................             (60)               136
                                                                         -------------     --------------
               Total other expense..................................          (1,831)            (1,673)
                                                                         -------------     --------------
       Earnings before income taxes and discontinued operations.....          33,535             41,291
       Income taxes.................................................          11,536             13,874
                                                                         -------------     --------------
       Earnings before discontinued operations......................          21,999             27,417
       Loss from discontinued operations, net of tax................         (12,532)              (266)
                                                                         -------------     --------------
       Net earnings.................................................       $   9,467         $   27,151
                                                                         =============     ==============

       Basic net earnings per common share:
            Earnings before discontinued operations.................       $    0.30         $     0.37
            Loss from discontinued operations, net of tax...........           (0.17)                --
                                                                         -------------     --------------
       Basic net earnings per common share..........................       $    0.13         $     0.37
                                                                         =============     ==============

       Diluted net earnings per common share:
            Earnings before discontinued operations.................       $    0.29         $     0.36
            Loss from discontinued operations, net of tax...........           (0.17)                --
                                                                         -------------     --------------
       Diluted net earnings per common share........................       $    0.13         $     0.36
                                                                         =============     ==============

       Basic weighted average shares outstanding....................          73,953             74,147
                                                                         =============     ==============
       Diluted weighted average shares outstanding..................          75,072             75,281
                                                                         =============     ==============


                 APPLEBEE'S INTERNATIONAL, INC. AND SUBSIDIARIES
             RECONCILIATION OF NON-GAAP MEASUREMENTS TO GAAP RESULTS
                                   (Unaudited)
                    (in thousands, except per share amounts)

In addition to the results provided in accordance with Generally Accepted Accounting Principles ("GAAP") throughout this document, the company has provided non-GAAP measurements which present operating results on a basis before discontinued operations, impairment and other restaurant closure costs and strategic alternative expenses.

The company is using earnings before discontinued operations, impairment and other restaurant closure costs and strategic alternative expenses as a key performance measure of results of operations for purposes of evaluating performance internally. This non-GAAP measurement is not intended to replace the presentation of our financial results in accordance with GAAP. Rather, the company believes that the presentation of earnings before discontinued
operations, impairment and other restaurant closure costs and strategic alternative expenses provides additional information to facilitate the comparison of past and present operations.


                                                                                            13 Weeks Ended
                                                                                   ----------------------------------
                                                                                      April 1,           March 26,
                                                                                        2007               2006
                                                                                   ---------------    ---------------
 Discontinued operations........................................................        $(19,277)          $   (401)
 Impairment and other restaurant closure costs..................................          (6,636)            (1,600)
 Strategic alternative expenses.................................................          (1,074)                --
 Income taxes...................................................................           9,397                702
                                                                                   ---------------    ---------------
   Discontinued operations, impairment and other restaurant closure costs and
     strategic alternative expenses, net of tax.................................        $(17,590)          $ (1,299)
                                                                                   ===============    ===============

 Diluted weighted average shares outstanding....................................          75,072             75,281
                                                                                   ===============    ===============

 Diluted earnings per share impact of discontinued operations, impairment and
  other restaurant closure costs and strategic alternative expenses.............        $  (0.23)          $  (0.02)
                                                                                   ===============    ===============

 Reconciliation of earnings before discontinued operations, impairment and other restaurant closure costs and strategic alternative expenses to net earnings:
   Earnings before discontinued operations, impairment and other
       restaurant closure costs and strategic alternative expenses..............        $ 27,057           $ 28,450
   Discontinued operations, impairment and other restaurant closure
       costs and strategic alternative expenses, net of tax.....................         (17,590)            (1,299)
                                                                                   ---------------    ---------------
     Net earnings...............................................................        $  9,467           $ 27,151
                                                                                   ===============    ===============

 Reconciliation of earnings per share before discontinued operations, impairment and other restaurant closure costs and strategic alternative expenses to reported earnings per share:
   Diluted earnings per share before discontinued operations, impairment and other restaurant closure costs and strategic alternative
     expenses...................................................................        $   0.36           $   0.38
   Diluted earnings per share impact of discontinued operations, impairment and other restaurant closure costs and strategic alternative
     expenses...................................................................           (0.23)             (0.02)
                                                                                   ---------------    ---------------
     Reported diluted earnings per share........................................        $   0.13           $   0.36
                                                                                   ===============    ===============

The following table contains information derived from the company's consolidated statements of earnings expressed as a percentage of total operating revenues, except where otherwise noted. Percentages may not add due to rounding.


                                                                      13 Weeks Ended
                                                                ---------------------------
                                                                  April 1,      March 26,
                                                                    2007          2006
                                                                -------------  ------------
 Operating revenues:
     Company restaurant sales..............................         88.9%          89.3%
     Franchise royalties and fees..........................         11.0           10.6
     Other franchise income................................          0.1            0.1
                                                                -------------  ------------
        Total operating revenues...........................        100.0%         100.0%
                                                                =============  ============
 Cost of sales (as a percentage of company
     restaurant sales):
     Food and beverage.....................................         26.5%          26.7%
     Labor.................................................         33.9           32.7
     Direct and occupancy..................................         26.6           25.4
     Pre-opening expense...................................          0.3            0.2
                                                                -------------  ------------
        Total cost of sales................................         87.3%          85.0%
                                                                =============  ============

 Cost of other franchise income (as a percentage of
     other franchise income)...............................         80.6%         172.1%
 General and administrative expenses.......................          9.7           10.5
 Amortization of intangible assets.........................           --            0.1
 Impairment and other restaurant closure costs.............          2.0            0.5
 Loss on disposition of property and equipment.............          0.1            0.2
                                                                -------------  ------------
 Operating earnings........................................         10.5           12.7
                                                                -------------  ------------
 Other income (expense):
     Investment income.....................................          0.2            0.2
     Interest expense......................................         (0.8)          (0.8)
     Other income .........................................           --             --
                                                                -------------  ------------
        Total other expense................................         (0.5)          (0.5)
                                                                -------------  ------------
 Earnings before income taxes and discontinued
     operations............................................          9.9           12.2
 Income taxes..............................................          3.4            4.1
                                                                -------------  ------------
 Earnings before discontinued operations...................          6.5            8.1
 Loss on discontinued operations, net of tax...............         (3.7)          (0.1)
                                                                -------------  ------------
 Net earnings..............................................          2.8%           8.0%
                                                                =============  ============


The  following  table  sets  forth  certain  financial   information  and  other
restaurant data relating to company and franchise restaurants, as reported to us by franchisees:


                                                                                      13 Weeks Ended
                                                                          ------------------------------------------
                                                                               April 1,              March 26,
                                                                                 2007                   2006
                                                                          -------------------    -------------------
   Number of restaurants:
        Company:
            Beginning of period........................................            521                    486
            Restaurant openings........................................              7                      9
            Restaurant closings........................................            (19)                    (2)
            Restaurants acquired from franchisees......................             --                      4
                                                                          -------------------    -------------------
            End of period..............................................            509                    497
                                                                          -------------------    -------------------
        Franchise:
            Beginning of period........................................          1,409                  1,318
            Restaurant openings........................................             13                     20
            Restaurant closings........................................             (1)                    (2)
            Restaurants acquired by franchisor.........................             --                     (4)
                                                                          -------------------    -------------------
            End of period..............................................          1,421                  1,332
                                                                          -------------------    -------------------
        Total:
            Beginning of period........................................          1,930                  1,804
            Restaurant openings........................................             20                     29
            Restaurant closings........................................            (20)                    (4)
                                                                          -------------------    -------------------
            End of period..............................................          1,930                  1,829
                                                                          ===================    ===================
   Weighted average weekly sales per restaurant:
            Company(1).................................................    $    44,852            $    48,087
            Domestic franchise.........................................    $    50,864            $    53,622
            Domestic total.............................................    $    49,159            $    52,055
   Change in comparable restaurant sales:(2)
            Company(3).................................................         (4.5)%                   1.2%
            Domestic franchise.........................................         (3.9)%                   3.1%
            Domestic total.............................................         (4.0)%                   2.6%
   Total operating revenues (in thousands):
            Company restaurant sales(4)................................    $   300,108            $   302,326
            Franchise royalties and fees(5)............................         37,059                 35,935
            Other franchise income(6)..................................            463                    445
                                                                          -------------------    -------------------
            Total......................................................    $   337,630            $   338,706
                                                                          ===================    ===================


_______________

(1) Includes restaurants presented as discontinued operations. Excluding the restaurants presented as discontinued operations, company average weekly sales were $45,382 and $48,699 in the 2007 quarter and the 2006 quarter, respectively.
(2) When computing comparable restaurant sales, restaurants open for at least 18 months are compared from period to period.
(3) Includes restaurants presented as discontinued operations. Excluding the restaurants presented as discontinued operations, company comparable restaurant sales were (4.5)% and 1.3% in the 2007 quarter and the 2006 quarter, respectively.
(4) Excludes restaurants presented as discontinued operations. Sales for these restaurants, in thousands, were $5,243 and $5,573 in the 2007 quarter and the 2006 quarter, respectively.
(5) Franchise royalties are generally 4% of each franchise restaurant's reported monthly gross sales. Reported unaudited franchise sales, in thousands, were $917,308 and $904,644 in the 2007 quarter and the 2006 quarter, respectively. Franchise fees typically are $35,000 for each restaurant opened.
(6) Other franchise income includes revenue from information technology products and services provided to certain franchisees.

                 APPLEBEE'S INTERNATIONAL, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                   (Unaudited)
                      (in thousands, except share amounts)


                                                                                             April 1,          December 31,
                                                                                               2007               2006
                                                                                          --------------     -------------
                                                       ASSETS
 Current assets:
     Cash and cash equivalents...................................................          $   15,338          $   22,309
     Short-term investments, at market value.....................................                 295                 293
     Receivables, net of allowance...............................................              40,265              48,224
     Inventories.................................................................              11,677              11,524
     Prepaid and other current assets............................................              17,815              15,310
     Assets held for sale........................................................               5,388               7,633
     Current assets related to discontinued operations...........................               9,494               1,798
                                                                                           --------------      -------------
        Total current assets.....................................................             100,272             107,091
 Property and equipment, net.....................................................             618,812             619,508
 Goodwill........................................................................             138,950             138,950
 Restricted assets related to captive insurance subsidiary.......................              12,900              13,356
 Other intangible assets, net....................................................               6,280               6,408
 Other assets, net...............................................................              35,117              34,351
 Non-current assets related to discontinued operations...........................               3,203              17,590
                                                                                           --------------      -------------
                                                                                           $  915,534          $  937,254
                                                                                           ==============      =============


                                        LIABILITIES AND STOCKHOLDERS' EQUITY

 Current liabilities:
     Current portion of long-term debt...........................................          $      279          $      265
     Accounts payable............................................................              53,270              43,235
     Accrued expenses and other current liabilities..............................              91,974             113,641
     Loss reserve related to captive insurance subsidiary........................               5,714               6,094
     Accrued dividends...........................................................                --                16,299
     Accrued income taxes........................................................              14,034               9,183
     Current liabilities related to discontinued operations......................               1,577                --
                                                                                           --------------      -------------
        Total current liabilities................................................             166,848             188,717
                                                                                           --------------      -------------
 Non-current liabilities:
     Long-term debt, less current portion........................................             154,846             174,920
     Deferred income taxes.......................................................              24,329              24,956
     Other non-current liabilities...............................................              62,391              61,837
     Non-current liabilities related to discontinued operations..................               6,362                 170
                                                                                           --------------      -------------
        Total non-current liabilities............................................             247,928             261,883
                                                                                           --------------      -------------
        Total liabilities........................................................             414,776             450,600
                                                                                           --------------      -------------
 Stockholders' equity:
     Preferred stock - par value $0.01 per share:
        authorized - 1,000,000 shares; no shares issued..........................                --                  --
     Common stock - par value $0.01 per share:
        authorized - 125,000,000 shares; issued - 108,503,243 shares.............               1,085               1,085
     Additional paid-in capital..................................................             267,373             265,122
     Retained earnings...........................................................             782,801             774,884
                                                                                           --------------      -------------
                                                                                            1,051,259           1,041,091
     Treasury stock - 33,942,484 shares in 2007 and 34,393,331 shares in 2006,
        at cost..................................................................            (550,501)           (554,437)
                                                                                           --------------      -------------
        Total stockholders' equity...............................................             500,758             486,654
                                                                                           --------------      -------------
                                                                                           $  915,534          $  937,254
                                                                                           ==============      =============


                 APPLEBEE'S INTERNATIONAL, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Unaudited)
                                 (in thousands)


                                                                                      13 Weeks Ended
                                                                              --------------------------------
                                                                                April 1,            March 26,
                                                                                  2007                2006
                                                                              -------------      -------------
 CASH FLOWS FROM OPERATING ACTIVITIES:
      Net earnings.......................................................       $   9,467          $  27,151
      Adjustments to reconcile net earnings to net cash provided by operating activities:
         Depreciation and amortization...................................          17,010             15,361
         Amortization of intangible assets...............................             128                204
         Stock-based compensation........................................           3,335              6,165
         Other amortization..............................................              83                 45
         Deferred income tax provision (benefit).........................          (4,029)             1,278
         Impairment and other restaurant closure costs...................          25,500              1,600
         Loss on disposition of property and equipment...................             370                577
         Income tax benefit from stock-based compensation................             288              1,005
      Changes in assets and liabilities, exclusive of effect
       of acquisition:
         Receivables.....................................................           7,959              1,027
         Inventories.....................................................            (221)             5,104
         Prepaid and other current assets................................          (2,474)            (7,794)
         Accounts payable................................................          10,840             (9,750)
         Accrued expenses and other current liabilities..................         (22,231)           (21,146)
         Loss reserve and unearned premiums related to
           captive insurance subsidiary..................................            (380)            (1,365)
         Income taxes....................................................           1,557              7,624
         Other non-current liabilities...................................          (2,731)                23
         Other...........................................................             236               (191)
                                                                              -------------      -------------
         NET CASH PROVIDED BY OPERATING ACTIVITIES.......................          44,707             26,918
                                                                              -------------      -------------
 CASH FLOWS FROM INVESTING ACTIVITIES:
      Purchases of property and equipment................................         (20,835)           (30,968)
      Change in restricted assets related to captive
         insurance subsidiary............................................             456                214
      Acquisition of restaurants.........................................            --               (7,962)
      Proceeds from sale of property and equipment.......................           2,496               --
                                                                              -------------      -------------
         NET CASH USED BY INVESTING ACTIVITIES...........................         (17,883)           (38,716)
                                                                              -------------      -------------
 CASH FLOWS FROM FINANCING ACTIVITIES:
      Purchases of treasury stock........................................            (999)            (5,171)
      Dividends paid.....................................................         (16,299)           (14,840)
      Issuance of common stock upon exercise of stock options............           2,421              5,075
      Shares issued under employee benefit plans.........................             922              1,020
      Excess tax benefits from stock-based compensation..................             220                680
      Net debt proceeds (payments).......................................         (20,060)            19,445
                                                                              -------------      -------------
         NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES................         (33,795)             6,209
                                                                              -------------      -------------
 NET DECREASE IN CASH AND CASH EQUIVALENTS...............................          (6,971)            (5,589)
 CASH AND CASH EQUIVALENTS, beginning of period..........................          22,309             13,040
                                                                              -------------      -------------
 CASH AND CASH EQUIVALENTS, end of period................................       $  15,338          $   7,451
                                                                              =============      =============

